Intellectual property	12 Months Ended
Dec. 31, 2023
Intellectual property
Intellectual Property

8. Intellectual property

	December 31, 2023
	Cost	Accumulated	Net book
	Base	amortization	Value
SFD® Hydrocarbon Right acquired	$25,271,000	$14,039,868	$11,231,132
SFD® Geothermal Right acquired	275,610	36,747	238,863
	25,546,610	14,076,615	11,469,995

	December 31, 2022
	Cost	Accumulated	Net book
	Base	amortization	Value
SFD® Hydrocarbon Right acquired	$25,271,000	$12,355,134	$12,915,866
SFD® Geothermal Right acquired	275,610	22,967	252,643
	25,546,610	12,378,101	13,168,509

SFD® Hydrocarbon Right

During 2015, NXT acquired the rights to the SFD® technology for use in the exploration of hydrocarbons (“Hydrocarbon Right”) from Mr. George Liszicasz, the former President and CEO of NXT (“CEO”), and recorded the acquisition as an intellectual property asset on the balance sheet. The asset was recorded at the fair value of the consideration transferred, including the related tax effect of approximately $25.3 million.

The Hydrocarbon Right is being amortized on a straight line basis over its estimated useful life of 15 years. The annual amortization expense expected to be recognized is approximately $1.7 million per year for a 5 year aggregate total of $8.5 million.

SFD® Geothermal Right

The Company acquired the SFD® technology rights for geothermal resources (“Geothermal Right”) from the CEO on April 18, 2021. The consideration deliverable by the Company in connection with the acquisition of the Geothermal Right is set forth below:

1.	US$40,000 (CDN$50,310) signature payment, which became due immediately and was paid on April 22, 2021;
2.	300,000 common shares, which were issued in December 2021;
3.	CDN$15,000 signature milestone payment paid in August 2021;
4.	US$200,000 milestone payment which will become due in the event that the Company's cash balance exceeds CDN$5,000,000 due to receipt of specifically defined funds from operations; and
5.

US$250,000 milestone payment would have become due in the event that the Company executed and completed and received full payment for an SFD® contract valued at US$10,000,000 or greater, provided such contract was entered into and completed and payment of at least US$5,000,000 was received by April 18, 2023. This milestone expired as of April 18, 2023.

As of December 31, 2023, the Company has recognized $275,610 for the acquisition Geothermal Right which is the combination of the US$40,000 (CDN$50,310) and CDN$15,000 signature payments, the value of the 300,000 common shares of $207,300 and other costs of $3,000. The cost of the remaining milestone will be recognized when it is deemed probable that the milestone will be achieved by a special committee of the Board of Directors, comprised entirely of independent directors. The Board of Directors delegated authority to the special committee to determine when the milestones have been achieved. As of December 31, 2023 the remaining milestone is still deemed not probable of being achieved.

The current book value of the Geothermal Right is being amortized on a straight line basis over its estimated useful life of 20 years. The annual amortization expense expected to be recognized is approximately $13,781 per year for a 5 year aggregate total of approximately $68,902.

Reconciliation of Intellectual Property

	SFD® Hydrocarbon Right	SFD® Geothermal Right	Total
Net book value at December 31, 2021	$14,600,600	$266,423	$14,867,023
Amortization	(1,684,734)	(13,780)	(1,698,514)
Net book value at December 31, 2022	12,915,866	252,643	13,168,509
Amortization	(1,684,734)	(13,780)	(1,698,514)
Net book value at December 31, 2023	11,231,132	238,863	11,469,995